Federated Hermes Kaufmann Small Cap Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER FKASX)
CLASS B SHARES (TICKER FKBSX)
CLASS C SHARES (TICKER FKCSX)
CLASS R SHARES (TICKER FKKSX)
INSTITUTIONAL SHARES (TICKER FKAIX)
CLASS R6 SHARES (TICKER FKALX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
Effective March 1, 2021, Federated Hermes Kaufmann Small Cap Fund (the “Fund”) will be closed to new investors, with the exception of new investments by employer-sponsored retirement plans if the Fund is an established plan option as of March 1, 2021. The Fund is closing to new investors due to capacity constraints associated with the small-cap investment strategy employed by the Fund.
Existing shareholders may continue to purchase or redeem shares of the Fund in accordance with the Fund’s Prospectus. There are no anticipated changes to the Fund’s investment strategy. If your shares are held through a financial intermediary, certain purchase restrictions imposed by your financial intermediary may apply. Please contact your financial intermediary for additional information.
December 29, 2020

Federated Hermes Kaufmann Small Cap Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455360 (12/20)
© 2020 Federated Hermes, Inc.